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                                                                  EXHIBIT 10.30

              AMENDMENT NO. 1 TO RESTRICTED STOCK AWARD AGREEMENT

   AMENDMENT NO. 1 TO RESTRICTED STOCK AWARD AGREEMENT (this "Amendment"), dated as of November 20, 2002, by and between Plains Exploration & Production Company, a Delaware corporation ("Company"), and John T. Raymond ("Grantee"). Undefined capitalized terms are defined in the Agreement (as defined below).

   WHEREAS, Company and Grantee entered into the Restricted Stock Award Agreement, dated as of September 25, 2002 (the "Agreement");

   WHEREAS, Company and Grantee desire to enter into this Amendment to change the Grant Date;

   NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

      1.  The preamble of the Agreement is hereby amended by:

          (a) deleting the phrase "effective date of the initial public offering of the Company's common stock in the public securities market" and replacing it with the phrase "date on which all of the shares of Company common stock held by Plains Resources Inc. ("PLX") are distributed to PLX's stockholders"; and

          (b) by deleting the term "2002 Stock Incentive Plan" and replacing it with the term "2002 Transition Stock Incentive Plan".

      2. Section 1 of the Agreement is hereby amended by changing the section reference therein from "9" to "6". Section 8 of the Agreement is hereby amended by changing the section reference therein from "13" to "8".

      3. Effect on the Agreement. Except as specifically amended or waived by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. The term "Agreement" used in the Agreement shall mean the Agreement as amended hereby.

      4. Counterparts. This Amendment may be executed in counterparts each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

      5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of law.


                           [Signature Page Follows]

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   IN WITNESS WHEREOF, each of the parties have caused this Amendment to be executed on its behalf by its officers thereunto duly authorized on the day and year first written above.


                                              PLAINS EXPLORATION & PRODUCTION
                                              COMPANY

                                              By:      /S/ JAMES C. FLORES
                                                  -----------------------------
                                                         James C. Flores
                                                  Chairman and Chief Executive
                                                             Officer


                                                       /S/ JOHN T. RAYMOND
                                                  -----------------------------
                                                         John T. Raymond

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